SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 1998

                  WNC California Housing Tax Credits III, L.P.
             (Exact name of registrant as specified in its charter)

   California                    0-23908                          33-0531301
(State or other jurisdiction   (Commission                      (IRS Employer
   of incorporation)            File Number               Identification Number)

                3158 Redhill Avenue, Suite 120, Costa Mesa 92626
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (714)662-5565
                                    N/A
          (Former name or former address, if changed since last report)


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Item 7.           Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Inapplicable.

(b)      Pro forma financial information.

         Inapplicable.

(c)      Exhibits.

         16.1     Letter re change in certifying accountant.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WNC California Housing Tax Credits III, L.P.
                                                        (Registrant)
Date: December 30, 1998        By: WNC California Tax Credit Partners III, L.P.,
                                   General Partner

                                   By:      WNC & Associates, Inc.,
                                            General Partner

                                            By:      /s/ JOHN B. LESTER, JR. ,
                                                         John B. Lester, Jr.,
                                                         President